                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 26, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-77960 and 33-64349.



ARTHUR ANDERSEN LLP

Houston, Texas
March 19, 1996